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                                                                    EXHIBIT 10.7


                                 March 31, 2000

                           ACKNOWLEDGMENT AND CONSENT


         This Acknowledgment and Consent is being executed by Energy Capital Investment Company PLC, an English investment company, EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership, BOCP Energy Partners, L.P., a Texas limited partnership, EnCap Energy Capital Fund III, L.P., a Texas limited partnership, Kayne Anderson Energy Fund, L.P., a Delaware limited partnership, BancAmerica Capital Investors SBIC I, L.P., a Delaware limited partnership, Eos Partners, L.P., a Delaware limited partnership, Eos Partners SBIC, L.P., a Delaware limited partnership, Eos Partners SBIC II, L.P., a Delaware limited partnership, SGC Capital Partners II LLC, a Delaware limited liability company and Bankers Trust Company, a New York banking corporation (each an "Equity Investor" and collectively, the "Equity Investors") and Bargo Energy Company, a Texas corporation ("Bargo or the "Borrower"), in accordance with Section 6.01 of that certain Credit Agreement dated as of March 31, 2000 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement") among Bargo, various financial institutions party thereto ("Lenders"), and Chase Bank of Texas, National Association, as administrative agent for the Lenders (the "Administrative Agent"), and the other agents a party thereto. Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

         1. Each Equity Investor hereby acknowledges and agrees, for itself, that Bargo must obtain the written consent of the Lenders prior to taking any of the actions not permitted by Section 9.04(a) of the Credit Agreement with respect to Bargo's $50,000,000 Cumulative Redeemable Preferred Stock, Series B (the "Series B Preferred") and Bargo's $45,000,000 Redeemable Preferred Stock, Series C (the "Series C Preferred" and, together with the Series B Preferred, the "Preferred Stock") and that the Lenders are not obligated to give such consent; provided, however, that the Borrower may make or accrue dividends with respect to the Preferred Stock in the form of additional shares of capital stock of the Borrower or accruals thereof, so long as such additional shares of capital stock of the Borrower do not entitle the holder thereof to receive dividends payable in cash as a matter of right, or may declare dividends on the Preferred Stock and accrue the amount of such dividends as an increase in the stated value thereof.

         2. Each Equity Investor hereby acknowledges and agrees, for itself, that without having first obtained the written consent of the Lenders, no redemption of the Preferred Stock shall be requested, required or exercised so long as any of the Aggregate Commitments are outstanding or any other obligations under the Credit Agreement and the other Loan Documents remain unpaid or unperformed (irrespective of whether any payment of any kind is then due to the Lenders under the Credit Agreement); provided, however, that this section 2 shall terminate on May 13, 2004.


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         3. Each Equity Investor hereby acknowledges and agrees, that (a) it has received a copy of the Credit Agreement and understands the effect of Section 9.04(a) on Bargo's ability to pay cash dividends on the Preferred Stock, (b) it is a condition precedent to the extension of credit under the Credit Agreement that the Equity Investors execute and deliver this Acknowledgment and Consent, and (c) this Acknowledgment and Consent is given for the benefit of the Lenders and the Agents to induce them to rely upon it in extending credit to the Borrower under the Credit Agreement.

         This Acknowledgment and Consent may be executed in any number of counterparts, each of which, when executed, shall be deemed an original. This Acknowledgment and Consent is effective as to each Equity Investor upon the execution and delivery by such Equity Investor of its counterpart, irrespective of whether or when the other Equity Investors execute and deliver the same.

         This Acknowledgment and Consent is binding upon and shall inure to the benefit of each Equity Investor, Bargo, the Lenders, and their respective successors and assigns. In the event that any Equity Investor (or any subsequent transferee) transfers his or its interest in some or all of his or its Preferred Stock, such Equity Investor shall deliver to the Administrative Agent, at the time of such transfer, a counterpart of this Acknowledgment and Consent executed by such transferee. This Acknowledgment and Consent shall be governed in accordance with the laws of Texas.

                         [Signatures begin on next page]




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ENERGY CAPITAL INVESTMENT CO., PLC



By:
   ------------------------------------
   Gary R. Petersen
   Director

ENCAP ENERGY CAPITAL FUND III, L.P.
By: EnCap Investments L.L.C., General Partner



By:
   ------------------------------------
   D. Martin Phillips
   Managing Director

ENCAP ENERGY CAPITAL FUND III-B L.P.
By: EnCap Investments L.L.C., General Partner



By:
   ------------------------------------
   D. Martin Phillips
   Managing Director

ENCAP EQUITY 1994, L.P.
By: EnCap Investments L.L.C., General Partner


By:
   ------------------------------------
   D. Martin Phillips
   Managing Director



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BOCP PARTNERS, L.P.
By: EnCap Investments L.L.C., Manager



By:
   ------------------------------------
   D. Martin Phillips
   Managing Director

EOS PARTNERS, L.P.
By: Eos SBIC General, L.P., its general partner
    By: Eos SBIC, Inc., its general partner



By:
   ------------------------------------
   Brian D. Young
   General Partner


EOS PARTNERS SBIC, L.P.
By: Eos SBIC General, L.P., its general partner
    By: Eos SBIC, Inc., its general partner



By:
   ------------------------------------
   Brian D. Young
   President

EOS PARTNERS SBIC II, L.P.
By: Eos SBIC General II, L.P., its general partner
    By: Eos SBIC II, Inc., its general partner



By:
   ------------------------------------
   Brian D. Young
   President


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SGC PARTNERS II LLC



By:
   ------------------------------------
   V. Frank Pottow
   Managing Director

BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.
By: BancAmerica Capital Management SBIC I, LLC, its general partner
    By: BancAmerica Capital Management I, L.P., its sole member
        By: BACM I GP, LLC, its general partner



By:
   ------------------------------------
   J. Travis Hain
   Managing Director

KAYNE ANDERSON ENERGY L.P.
By: Kayne Anderson Capital Advisors, L.P., its General Partner
    By: Kayne Anderson Investment Management, Inc., its General Partner



By:
   ------------------------------------
   Daniel M. Weingeist
   Managing Director





BANKERS TRUST COMPANY




By:
   ------------------------------------
   Name:
   Title: Managing Director